As filed with the Securities and Exchange Commission on December 1, 2021

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ULTIMUS MANAGERS Trust

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(Name of Registrant as Specified In Its Charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

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(Address of principal executive offices)

Not Applicable

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Please do not disregard this letter

EVEN IF IT IS PAST THE INDICATED DEADLINE, PLEASE VOTE YOUR SHARES!

Special Meeting of Shareholders December 8th

WE NEED YOUR PARTICIPATION

Dear Valued Shareholder:

We recently distributed proxy materials in connection with a Special Meeting of Shareholders for the Wavelength Interest Rate Neutral Fund, slated for December 8 2021. The Special Meeting of Shareholders is fast approaching and our records indicate that we have not yet received your vote. We are asking you to please take a moment now to submit your vote. You may think your vote is inconsequential, but your participation helps us to avoid costly adjournments and additional solicitations.

Shareholders will be asked to vote on the following proposal:

Proposal 1:	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Wavelength Capital Management, LLC.

While to date, an overwhelming majority of the votes received have been cast in favor of the proposal, a quorum of the shares entitled to vote has not yet been achieved for your Fund(s).

The Board of Trustees recommends that you vote “FOR” the Proposal.

The proxy statement is available online www.okapivote.com/Wavelength. In order for your vote to be represented, we must receive your voting instructions. Even if it is past the indicateD MEETING date, please submit your vote Today.

For your convenience, please use either of the following methods to submit your vote:

1.	By Internet
Follow the simple instructions on the enclosed proxy card.

2.	By Touchtone
Call the toll-free number located on your proxy card and follow the simple instructions.

If you have any questions, please call Okapi Partners, our proxy solicitor, toll-free at 1- 844-343-2625. Representatives are available Monday - Friday 9:00am to 7:00pm (ET).

Thank you for your continued support of the Fund and your assistance in this matter.